UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 11, 2019

CTD HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Florida	000-25466	59-3029743
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B, Gainesville, Florida	32563
(Address of Principal Executive Offices)	(zip code)

               386-418-8060

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2019, the Board of Directors of CTD Holdings, Inc. (the “Company”) appointed Joshua M. Fine to serve as the Company’s Chief Financial Officer.

Mr. Fine, age 37, has been an investment banking and finance professional for over 13 years. From 2011 until his appointment as the Company’s Chief Financial Officer, Mr. Fine served as the Vice President/Director, Healthcare Capital Markets, of Scarsdale Equities, LLC (“Scarsdale”). Mr. Fine is also currently the Vice President of Finance and Operations for Icagen, Inc., a biotechnology company, a position he has held since 2017. From 2009 until 2011, Mr. Fine served as the Vice President, Capital Markets of Emerging Growth Equities, a boutique investment banking firm. Mr. Fine holds a Bachelor of Arts in Political Science from Hartwick College.

Mr. Fine has served as the Company’s corporate secretary since 2014, and was issued 12,000 shares of the Company’s common stock as compensation for such service for each of 2017 and 2018.

While Mr. Fine was employed by Scarsdale, Scarsdale acted as the Company’s financial advisor in connection with private placements conducted by the Company, with Mr. Fine serving as Scarsdale’s lead representative on the Company’s account. For services provided in the February 2017 private placement of Units consisting of the Company’s Common Stock and warrants to purchase Common Stock, Scarsdale was paid a cash fee of $153,000, and it and its designees were issued warrants to purchase an aggregate of 164,074 Units, which included a warrant to purchase 109,929 Units issued to Mr. Fine. For services provided in the October 2017 private placement of Units consisting of the Company’s Series B Preferred Stock and warrants to purchase Common Stock, Scarsdale was paid a cash fee of $60,000, and it and its designees were issued warrants to purchase an aggregate of 600 Units, which included a warrant to purchase 432 Units issued to Mr. Fine. For services provided in the April 2018 private placement of the Company’s securities, Scarsdale was paid a cash fee of $50,000.

Joshua M. Fine is also the son of N. Scott Fine, the Company Chief Executive Officer.

For his services as Chief Financial Officer, the Company will pay Mr. Fine an annual base salary of $125,000 and provide him with the same benefits it provides its other executive officers. However, the Company and Mr. Fine are not a party to a written employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTD Holdings, Inc.

Date: June 14, 2019

By: /s/ Jeffrey L. Tate

Jeffrey L. Tate

Chief Operating Officer